Exhibit 10.5

EXECUTION COPY

AMCI Acquisition Corp.
975 Georges Station Road, Suite 900
Greensburg, PA 15601

October 12, 2020

Orion Resource Partners (USA) LP
1045 Avenue of the Americas
New York, NY 100018

Re:	Amendment to Promissory Note

Ladies and Gentlemen:

Reference is hereby made to that certain Promissory Note, dated as of May 20, 2020 (the “Note”), by AMCI Acquisition Corp., a Delaware corporation (“Maker”), to the order of Orion Resource Partners (USA) LP, a Delaware limited partnership (“Payee”).

For good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Maker and Payee hereby agree to amend the Note, effective as of the date first set forth above, as follows:

1.
Section 1 of the Note is hereby amended to delete clause (ii) in the first sentence thereof and replacement it with the following “(ii) October 20, 2020 (provided, that in the event that Maker obtains the approval of its stockholders to extend the deadline by which it must consummate the Business Combination to February 22, 2021, the date set forth in this clause (ii) shall be extended to February 22, 2021) (such earlier date, the “Maturity Date”).

Except as expressly amended hereby, the provisions of the Note remain in full force and effect, on the terms and subject to the conditions set forth therein.  This letter agreement does not constitute, directly or by implication, an amendment or waiver of any provision of the Note, or any other right, remedy, power or privilege of any party to the Note, except as expressly set forth herein.  The terms of this letter agreement shall be governed by and construed in a manner consistent with the provisions of the Note.

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Please acknowledge your agreement and acceptance to the foregoing by signing below and returning it to the undersigned at your earliest convenience.

Very truly yours,

AMCI ACQUISITION CORP.

By:	/s/ William Hunter
Name: William Hunter
Title: Chief Executive Officer

Accepted and agreed, effective as of the date first set forth above:

ORION RESOURCE PARTNERS (USA) LP

By:	/s/ Dov Lader
Name: Dov Lader
Title: Deputy General Counsel

{Signature Page to Orion Note Amendment}